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EXHIBIT 99.2

        DDN ANNOUNCES APM(TM) INSTALLATION AT KMART'S PENN STATION STORE
                                IN NEW YORK CITY

        NEW YORKERS TO PICKUP REFILL PRESCRIPTIONS IN LESS THAN A MINUTE


SAN DIEGO, CALIF - AUGUST 25, 2005 - Distributed Delivery Networks (ddn) announced today that its Automated Product Machine (APM(TM)) has been installed in Kmart's (NASDAQ: SHLD) three-story New York store in Penn Station, where hundreds of prescriptions are dispensed daily. This is the first installation of the APM at a Kmart store, a national chain with pharmacies in over 1,000 stores. Resembling an ATM machine, ddn's novel APM technology will offer busy New Yorkers a quick and easy alternative to standing in line for the purchase and pickup of refill prescriptions.

"The dynamics of the retailing ecosystem have changed. It's not surprising that traditional retail point of sale has evolved beyond checkout. Adding self-service touch points throughout the store can help [stores] hold the line on payroll while improving customer convenience," said Paula Rosenblum, director of retail research at Aberdeen Group in a recent report entitled, "The Empowered Point of Service." "Planned technology deployments should help retailers achieve their strategies to create more customer-centric environments inside and outside the store. These technologies promise to maintain consistency in retailers' stated objectives of improving customer convenience and enhancing the customer experience."

Requiring a "PIN" number (personal identification number) and electronic signature, the APM securely delivers prescriptions with the convenient swipe of a credit card.

"ddn's APM maximizes every second of our customers' time by providing them with a more efficient alternative to pay for and retrieve refill prescriptions in less than a minute," said Mark Doerr, divisional vice president at Kmart. "At Kmart, we're implementing state-of-the-art technology to better serve our customers. With the APM, we can guarantee accurate refill distribution and more quality time with pharmacists for those seeking consultation."

"Kmart stands out in the retail market as a technology leader- employing a cutting edge-kiosk technology that improves customer service, while at the same time reducing store operating costs," said William Holmes, president of ddn. "We are very pleased to be partnering with Kmart on this exciting installation. Penn Station is a hub of busy commuters - a perfect location for consumers to take full advantage of this timesaving, error-avoiding technology. As more retailers begin to realize the numerous benefits of the APM technology, we are sure to see a major shift in the way refill prescriptions are dispensed."


ABOUT DISTRIBUTED DELIVERY NETWORKS CORPORATION AND AMISTAR CORPORATION Distributed Delivery Networks Corporation ("ddn") was formed in April of 2004 to market, install and service newly-developed innovative equipment to retail stores to enhance customer service and promote customer loyalty, while reducing store operating costs. ddn's APM(tm) (Automatic Product Machine) provides a convenient and secure way for patients to pay for and pick up their medications without having to wait in line at the pharmacy window. For more information visit the Company's website at www.ddncorp.com.

Amistar Corporation (NASDAQ SC: AMTA), formed in 1971, designs, develops manufactures and sells automation equipment within a variety of industry segments including electronics, sports equipment, RFID tag and plastic lens manufacturing and also provides electronics assembly, box-build and machine shop services to companies who outsource their supply chain management and manufacturing operations For more information visit the Company's website at www.amistar.com.

ABOUT KMART
Kmart, a wholly owned subsidiary of Sears Holdings Corporation (NASDAQ: SHLD), is a mass merchandising company that offers customers quality products through a portfolio of exclusive brands that include Thalia Sodi, Jaclyn Smith, Joe Boxer, Martha Stewart Everyday and Route 66. For more information visit the company's website at www.kmart.com or the Sears Holdings Corporation website at www.searsholdings.com.

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THIS PRESS RELEASE INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT INCLUDED IN THIS PRESS RELEASE REGARDING THE COMPANY'S STRATEGIES, PLANS, OBJECTIVES, EXPECTATIONS, AND FUTURE OPERATING RESULTS ARE FORWARD-LOOKING STATEMENTS. ALTHOUGH AMISTAR BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AT THIS TIME, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT. ACTUAL RESULTS COULD DIFFER MATERIALLY BASED UPON A NUMBER OF FACTORS INCLUDING, BUT NOT LIMITED TO, THE STATE OF ECONOMY, COMPETITION, UNANTICIPATED BUSINESS OPPORTUNITIES, AVAILABILITY OF FINANCING, MARKET ACCEPTANCE, GOVERNMENT REGULATION, DEPENDENCE ON KEY PERSONNEL, LIMITED PUBLIC MARKET AND LIQUIDITY, SHARES ELIGIBLE FOR FUTURE SALE, CONTINUATION AND RENEWAL OF CONTRACTS AND OTHER RISKS THAT MAY APPLY TO THE COMPANY INCLUDING RISKS THAT ARE DISCLOSED IN THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION FILINGS.

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